SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 24, 2005

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On its current report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2005, the undersigned Registrant inadvertently furnished its press release, dated as of January 24, 2005, under Item 7.01 rather than Item 2.02 of Form 8-K.  Accordingly, the Registrant hereby amends and restates its current report on Form 8-K filed on January 25, 2005 to read as follows:

Item 2.02               Results of Operation and Financial Condition.

On January 24, 2005, Exact Sciences Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004.  A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K/A.

The information in this Report on Form 8-K/A and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(c)                                  Exhibits:

  99.1                       Press Release issued by the Company on January 24, 2005, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

January 27, 2005	By:	/s/ Don Hardison
Don Hardison
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on January 24, 2005, furnished herewith.